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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Bitstream Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 11, 1997 included (or incorporated by reference) in Bitstream Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.


                                                           Arthur Andersen LLP


Boston, Massachusetts
September 29, 1997